                       HARRIS ASSOCIATES INVESTMENT TRUST

                         Supplement dated August 4, 2004
     to the Prospectus of The Oakmark Family of Funds dated January 31, 2004

                    LIQUIDATION OF THE OAKMARK SMALL CAP FUND

     On August 4, 2004, the board of trustees of Harris Associates Investment Trust, upon the recommendation of Harris Associates L.P. (the "Adviser"), approved a plan to liquidate and terminate The Oakmark Small Cap Fund (the "Fund"). The liquidation is expected to occur on or about September 28, 2004 (the "Liquidation Date").

     As of August 4, 2004, a substantial majority of the Fund's total assets consisted of cash or cash equivalents, and the balance of the portfolio is expected to be in cash or cash equivalents before the Liquidation Date. During this liquidation period, the Adviser has agreed to waive its management fees payable by the Fund.

     The Fund has not accepted any purchases of Fund shares since August 2nd and will not accept any purchases of Fund shares through the Liquidation Date. However, at any time prior to the Liquidation Date, you may redeem shares of the Fund pursuant to the procedures set forth in the prospectus. Beginning August 5, 2004, the Fund will waive the 2% redemption fee on shares held for 90 days or less.

     You may also exchange your shares of the Fund for shares of any other fund in The Oakmark Family of Funds. No redemption fee will be imposed on such an exchange transaction.

     Shareholders of taxable accounts in the Fund who do not exchange or redeem their shares prior to the Liquidation Date will have the proceeds of their account sent to them when the liquidation occurs. The proceeds will be the net asset value of such shares in the shareholder's account after provision for charges, taxes, expenses and liabilities.

     Absent an instruction to the contrary received by the Oakmark Funds prior to the Liquidation Date, shares held in an individual retirement account ("IRA"), SIMPLE IRA, or Coverdell Education Savings Account or in custodial accounts under a SEP or SARSEP, or in certain other retirement plan accounts will be exchanged on the Liquidation Date for Oakmark Units of the Government Portfolio, a money market fund.

                                                                      HASSUP 804